Exhibit 24.1

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Orin R. Smith

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Thomas P. Fitzpatrick

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ David C. Wajsgras

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Linda G. Alvarado

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Marion H. Antonini

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Anthony W. Lea

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ William R. Loomis, Jr.

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ James V. Napier

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Norma T. Pace

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Barry W. Perry

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Reuben F. Richards

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Henry R. Slack

                              ENGELHARD CORPORATION

                                Power of Attorney

     The undersigned hereby appoints Orin R. Smith, Thomas P. Fitzpatrick and Arthur A. Dornbusch, II, and each of them individually, the true and lawful attorneys of the undersigned, with power to act on behalf of the undersigned, to execute in his or her name, place and stead in his or her capacity as an officer or director or both or Engelhard Corporation, a Delaware corporation (the "Company"), a Registration Statement on Form S-3 ("Registration Statement"), under the Securities Act of 1933, as amended (the "Act"), covering such amount of debt and equity securities of the Company previously approved by the Board of Directors of the Company to be issued from time to time pursuant to Rule 415 under the Act, and any amendments to such Registration Statement (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act), and all instruments necessary or incidental in connection therewith, and to file or cause to be filed such Registration Statement and amendments thereto (including post-effective amendments and additional registration statements pursuant to Rule 462 under the Act) and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 7th day of May, 1998.



                                                    /s/ Douglas G. Watson